SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
January 31, 2007
ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15749 (Commission File Number)	31-1429215 (IRS Employer Identification No.)
17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)
(972) 348-5100
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. Results of Operations and Financial Condition
     On January 31, 2007 Alliance Data Systems Corporation issued a press release regarding its results of operations for the fourth quarter and year ended December 31, 2006. A copy of this press release is furnished as Exhibit 99.1.
ITEM 7.01. Regulation FD Disclosure
     On January 31, 2007 Alliance Data Systems Corporation issued a press release regarding its results of operations for the fourth quarter and year ended December 31, 2006. A copy of this press release is furnished as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated January 31, 2007 announcing the results of operations for the fourth quarter and year ended December 31, 2006.
     Note: The information contained in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: January 31, 2007	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated January 31, 2007 announcing the results of operations for the fourth quarter and year ended December 31, 2006.

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